                                                                 EXHIBIT 10.2(b)

                      FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of September 28, 1995 by and among STERLING CHEMICALS, INC., a Delaware corporation (the "Borrower"); each of the banks which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a "Bank" and, collectively, the "Banks"), THE BANK OF NOVA SCOTIA, as Documentation Agent (in such capacity, together with its successors in such capacity, the "Documentation Agent"), ABN AMRO BANK N.V., HOUSTON AGENCY, BANK OF SCOTLAND and CREDIT LYONNAIS, NEW YORK BRANCH, as Co-Agents (in such capacity, together with its successors in such capacity, collectively called the "Co-Agents"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, acting as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS

        A. The Borrower, the Banks, the Co-Agents, the Documentation Agent and the Agent executed and delivered that certain Credit Agreement dated as of April 13, 1995 (the "Credit Agreement"). Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

        B. The Borrower, the Banks, the Co-Agents, the Documentation Agent and the Agent desire to amend the Credit Agreement in certain respects.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Banks, the Co-Agents, the Documentation Agent and the Agent do hereby agree as follows:

1. Amendments.

        (1) The definition of "Capital Expenditures" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                Capital Expenditures shall mean expenditures in respect of fixed or capital assets by a Person, to the extent capitalized in accordance with GAAP, but excluding (a) expenditures for the restoration, repair or replacement of any fixed or capital asset which was destroyed or damaged, in whole or in part, to the extent financed by the proceeds of an insurance policy maintained by such Person, (b) increases in the consolidated fixed or capital assets of such Person resulting solely from Permitted Acquisitions (other than expenditures made after the date of such Permitted Acquisition), (c) increases in the capital assets of such Person resulting from expenditures in respect of fixed or capital assets made by another so long as such Person has no obligation to reimburse the other for such expenditures and (d) the Plant Work (as defined in the Pulp Credit Facility).

        Expenditures in respect of replacements and maintenance consistent with the business practices of such Person in respect of plant facilities, machinery, fixtures and other like capital assets utilized in the ordinary course of business are not Capital Expenditures to the extent such expenditures are not capitalized in preparing a balance sheet of such Person in accordance with GAAP.

        (2) The reference to "royalty" in clause (v) of the definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby deleted.

        (3) The reference to ", Sterling Pulp (US)" and "dated concurrently herewith" in the definition of "Guaranties" set forth in Section 1.1 of the Credit Agreement is hereby deleted.

        (4) Clause (h) of the definition of "Permitted Investments" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 (h) loan participations with a rating of not less than A-2 and P-2 (or, in the case of investments maintained in the Cash Flow Account (as defined in the Pulp Credit Facility), A-1 and P-1) (or the equivalent rating) by Moody's Investors Service, Inc. and Standard and Poor's Corporation, respectively;

        (5) New clauses (j) and (k) are hereby added to the definition of "Permitted Investments" set forth in Section 1.1 of the Credit Agreement, reading in their entirety as follows (with the existing clauses (j) and (k) to be restyled as clauses (l) and (m), respectively):

                 (j) the Bonds (as defined in the Pulp Credit Facility); (k) investments maintained in the Cash Flow Account (as defined in the Pulp Credit Facility) in publicly traded securities rated BB+ or better by Standard & Poor's Corporation or Ba1 or better by Moody's Investors Service, Inc.

        (6) A sentence is hereby added to the end of the definition of "Permitted Investments" set forth in Section 1.1 of the Credit Agreement, reading in its entirety as follows:

        Amounts in the Cash Flow Account may not be invested in the items described in clauses (f) or (l) above.

        (7) A new definition of "Pulp Credit Facility" is hereby added to
Section 1.1 of the Credit Agreement, reading in its entirety as follows:

                 Pulp Credit Facility shall mean that certain Credit Agreement dated as of September 28, 1995 executed by and among Sterling Pulp Chemicals, Ltd., TCB, as Agent, and the lenders party thereto, as the same may from time to time be amended, restated or supplemented.

        (8) The reference to ", Sterling Pulp (US)" and "dated as of the Effective Date" in clause (iii) of the definition of "Security Agreements" set forth in Section 1.1 of the Credit Agreement is hereby deleted.

        (9) The definition of "Subordinated Debt" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 Subordinated Debt shall mean, as of the date of determination thereof, unsecured Indebtedness with any lender for which the Borrower is directly and primarily liable, in respect of which none of its Subsidiaries is contingently or otherwise obligated, and which is subordinated to the obligations of the Borrower to pay principal of and interest (before and after bankruptcy) on the Loans and the Notes and on any Interest Rate Risk Indebtedness owed to any of the Lenders, on terms, and which contains other terms (including interest, amortization and financial covenants), in form and substance satisfactory to the Agent and the Majority Lenders.

        (10) Clause (c) of Section 6.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 (c) do not and will not contravene or violate any Legal Requirement applicable to the Parties or the Organizational Documents of the Parties, the contravention or violation of which could reasonably be expected to cause a Material Adverse Effect.

        (11) Section 8.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 8.1 Indebtedness. Create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Borrowed Money Indebtedness (as defined below), whether direct, indirect, absolute, contingent or otherwise, except the following: (a) the Obligations; (b) the liabilities existing on the date of this Agreement and disclosed on Schedule 8.1 hereto and all renewals, extensions and replacements (but not increases) of any of the foregoing;
        (c) Indebtedness under the Canadian Facility and all renewals, extensions and replacements (but not increases) thereof; (d) purchase money Indebtedness to acquire Equipment not exceeding, in the aggregate, $10,000,000 outstanding at any one time; (e) in addition to Indebtedness permitted under the preceding clause (d), non-recourse Indebtedness in an aggregate amount not to exceed $60,000,000 at any one time outstanding incurred by Subsidiaries of the Borrower which is payable solely by recourse to Properties which are not included in the Borrowing Base or in the "Collateral" under the Pulp Credit Facility and which are acquired or constructed by such Subsidiary after the date hereof; (f) Subordinated Debt so long as the net proceeds of such Subordinated Debt are applied in payment of the Term Loans or "Loans" under the Pulp Credit Facility or, if no Term Loans or "Loans" under the Pulp Credit Facility remain outstanding, so long as the Revolving Loan Commitments or the "Loan Commitments" under the Pulp Credit Facility are reduced by an amount equal to the net proceeds of such Subordinated Debt;

        (g) Interest Rate Risk Indebtedness, together with "Interest Rate Risk Indebtedness" as defined in the Pulp Credit Facility; (h) insurance premiums financed with the applicable insurance carrier; (i) Indebtedness under the Bond Documents (as defined in the Pulp Credit Facility) and Indebtedness under (or permitted under) the Pulp Credit Facility, but only so long as the Agent is the "Agent" under the Pulp Credit Facility and the Lenders hold "Loans" and/or "Loan Commitments" under the Pulp Credit Facility in amounts sufficient to constitute "Majority Lenders" under the Pulp Credit Facility, and (j) other Borrowed Money Indebtedness not in excess of $30,000,000 in the aggregate outstanding at any time on terms no more restrictive than the terms provided herein. For purposes of this Agreement, "Borrowed Money Indebtedness" shall mean, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable incurred in the ordinary course of such Person's business), (e) all Capital Lease Obligations, (f) all obligations of others of the types specified in clauses (a) through (e) above secured by any lien on property or assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) Interest Rate Risk Indebtedness, together with "Interest Rate Risk Indebtedness" as defined in the Pulp Credit Facility, (h) all outstanding letters of credit issued for the account of such Person and
        (i) all guarantees of such Person of obligations of the type referred to in the foregoing clauses (a) through (h).

        (12) Section 8.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 8.2 Liens. Create or suffer to exist any Lien upon any of its Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its Accounts; provided, however, that the Borrower or any of its Subsidiaries may create or suffer to exist: (a) Liens in favor of the Agent or any Lender under the Loan Documents, including, without limitation, Liens securing Interest Rate Risk Indebtedness owed to one or more of the Lenders (but not to any Person which is not, at such time, a Lender); (b) Liens in effect on the Effective Date and disclosed on Schedule 8.2 hereto, provided that neither the Indebtedness secured thereby nor the Property covered thereby shall increase after the Effective Date; (c) Liens securing the Canadian Facility but only on assets of the Canadian Subsidiaries; (d) Liens securing purchase money Indebtedness permitted under Section 8.1(d) hereof and covering only the Property so purchased and the proceeds therefrom and Liens permitted under Section 8.1(e) hereof covering Properties acquired or constructed after the date hereof and the proceeds therefrom; (e) normal encumbrances and restrictions on title which do not secure Borrowed Money Indebtedness and which do not have a material adverse effect on the value or utility of the applicable Property; (f) Liens incurred or deposits made in the ordinary course of business (i) in connection with workmen's compensation, unemployment insurance, social security and other like laws, (ii) to secure insurance in the ordinary course of business, the performance of bids, tenders, contracts, leases, licenses, statutory obligations, surety, appeal and performance bonds and other similar obligations incurred in the ordinary course of business, not, in any of the cases specified in this clause
        (ii), incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property, or (iii) on deposits made in financial institutions in the ordinary course of business as a result of common law and statutory rights of setoff and depositary agreements and other contractual arrangements (other than Borrowed Money Indebtedness) arising in the ordinary course of business; (g) attachments, judgments and other similar Liens arising in connection with the court proceedings, provided that the execution and enforcement of such Liens are effectively stayed and the claims secured thereby are being actively contested in good faith with adequate reserves made therefor in accordance with GAAP; (h) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens, incurred in good faith in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained in accordance with GAAP;
        (i) Liens for taxes which are not yet due or are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained in accordance with GAAP; (j) Liens or rights under insurance policies securing Indebtedness permitted under Section 8.1(h); (k) Liens securing or otherwise permitted under the Pulp Credit Facility to the extent required under the present terms and provisions of the Pulp Credit Facility, without amendment except as approved (or consented to pursuant to the proviso to Section 8.13 hereof) by the Majority Lenders (wherever consent by the "Majority Lenders" under the Pulp Credit Facility is required) or by all of the Lenders (wherever consent by all of the "Lenders" under the Pulp Credit Facility is required), but only so long as the Agent is the "Agent" under the Pulp Credit Facility and the Lenders hold "Loans" and/or "Loan Commitments" under the Pulp Credit Facility in amounts sufficient to constitute "Majority Lenders" under the Pulp Credit Facility, and (l) extensions, renewals and replacements of Liens referred to in clauses (a) through
        (j) of this Section; provided that any such extension, renewal or replacement Lien shall be limited to the Property or assets covered by the Lien extended, renewed or replaced and that the Indebtedness secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the Indebtedness secured by the Lien extended, renewed or replaced.

        (13) The reference to "Loan Document" set forth in Section 8.4 of the Credit Agreement is hereby amended to read "Loan Document and each 'Loan Document' under the Pulp Credit Facility".

        (14) A new sentence is hereby added to the end of Section 8.7 of the Credit Agreement, reading in its entirety as follows:

        The Key Plant Contracts (as defined in the Pulp Credit Facility) shall not result in a violation of this provision.

        (15) The reference to ", Sterling Pulp (US)" in Section 8.9 of the Credit Agreement is hereby deleted and the references to "Credit Document" and "Credit Documents" set forth in the indented portion of Section 8.9 are hereby amended to read "Loan Document" and "Loan Documents", respectively.

        (16) The last sentence of Section 8.12 is hereby deleted in its entirety.

        (17) A new Section 8.13 is hereby added to the Credit Agreement, reading in its entirety as follows:

                 8.13 Pulp Credit Facility. Amend, modify or obtain or grant a waiver of any material provision of the Pulp Credit Facility unless the same shall be consented to in writing by the Majority Lenders (wherever consent by the "Majority Lenders" under the Pulp Credit Facility is required) or by all of the Lenders (wherever consent by all of the "Lenders" under the Pulp Credit Facility is required) (such consent not to be unreasonably withheld); provided, however, that execution of, or written consent to, any such amendment, modification or waiver of any material provision of the Pulp Credit Facility by a particular Lender shall evidence the consent by such Lender required under this Section.

        (18) Clause (m) of Section 9.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 (m) Change of Control - there shall occur any Change of Control without the written consent of the Majority Lenders; or

        (19) A new clause (n) is hereby added to Section 9.1 of the Credit Agreement, reading in its entirety as follows:

                 (n) Pulp Credit Facility - the occurrence of an "Event of Default" under the Pulp Credit Facility.

        (20) The following proviso is hereby added to the end of the second sentence of Section 11.5 of the Credit Agreement:

        ; provided, however, that execution of, or written consent to, any amendment, modification or waiver of a particular provision of the Pulp Credit Facility by a particular Lender shall evidence the consent by such Lender required under this Section with respect to an amendment, modification or waiver of the identical provision contained in this Agreement and/or the Loan Documents, without the necessity for any further action hereunder or under the Loan Documents

        (21) Clause (i) of Section 11.6(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 (i) the aggregate amount of the Revolving Loan Commitments and the Term Loans of the assigning Lender subject to each such assignment shall in no event be less than $10,000,000, each such assignment shall be in a constant and not varying percentage of all such assigning Lender's rights and obligations under the Loan Documents and each Lender hereunder shall also be a "Lender" under the Pulp Credit Facility;

        (22) Clause (ii) of Section 11.6(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 (ii) such Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Party or the performance or observance by the Borrower or any other Party of any of its obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto;

        (23) The reference to "Section 11.14" set forth in Section 11.6(f) of the Credit Agreement is hereby amended to read "Section 11.15".

        (24) The reference to "Commitments" set forth in Section 11.15 of the Credit Agreement is hereby amended to read "Revolving Loan Commitment".

        (25) Each reference to "the Debt to EBITDA Ratio" set forth in clause
(b) of the definition of "Margin Percentage" set forth in the Interest Rate Agreement attached to the Credit Agreement as Schedule 1 is hereby amended to read "the Debt to EBITDA Ratio for the Borrower (on a consolidated basis).

2. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Credit Agreement or any other Loan Document.

3. Expenses. The Borrower shall pay to the Agent all reasonable fees and expenses of its legal counsel (pursuant to Section 11.3 of the Credit Agreement) incurred in connection with the execution of this Amendment.

4. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Banks, the Co-Agents, the Documentation Agent and the Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by each party; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

        NOTICE PURSUANT TO TEX. BUS. & COMM. CODE (S)26.02

        THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, the Borrower, the Banks, the Co-Agents, the Documentation Agent and the Agent have caused this Amendment to be signed by their respective, duly authorized officers, effective as of the date first above written.


                                   STERLING CHEMICALS, INC.,
                                   a Delaware corporation


                                   By: /s/ Jim P. Wise
                                       _________________________________________
                                           Jim P. Wise, Vice President-Finance
                                           & Chief Financial Officer



                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION, as Agent and as a Bank


                                   By: /s/ Gregory R. Ford
                                       _________________________________________
                                           Gregory R. Ford,
                                           Vice President

                                   THE BANK OF NOVA SCOTIA


                                   By:    /s/ F.C.H. Ashby
                                          ______________________________________
                                   Name:  F.C.H. Ashby
                                          ______________________________________
                                   Title: Senior Manager Loan Operations
                                          ______________________________________

                                   ABN AMRO BANK N.V., HOUSTON AGENCY


                                   By:    /s/ Kenneth S. Womack
                                          ______________________________________
                                   Name:  Kenneth S. Womack
                                          ______________________________________
                                   Title: Assistant V.P.
                                          ______________________________________


                                   By:    /s/ Michael N. Oakes
                                          ______________________________________
                                   Name:  Michael N. Oakes
                                          ______________________________________
                                   Title: V.P.
                                          ______________________________________

                                   BANK OF SCOTLAND


                                   By:    /s/ Elizabeth Wilson
                                          ______________________________________
                                   Name:  Elizabeth Wilson
                                          ______________________________________
                                   Title: V.P. and Branch Manager
                                          ______________________________________

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:    /s/ Xavier Ratous
                                          ______________________________________
                                   Name:  Xavier Ratous
                                          ______________________________________
                                   Title: Sr. V.P.
                                          ______________________________________

                                   BANQUE PARIBAS HOUSTON AGENCY


                                   By:    /s/ Christopher S. Goodwin
                                          ______________________________________
                                   Name:  Christopher S. Goodwin
                                          ______________________________________
                                   Title: V.P.
                                          ______________________________________


                                   By:    /s/ Cheryl Johnson
                                          ______________________________________
                                   Name:  Cheryl Johnson
                                          ______________________________________
                                   Title: Assistant V.P.
                                          ______________________________________

                                   FIRST INTERSTATE BANK OF TEXAS, N.A.


                                   By:    /s/ Ann Rhoads
                                          ______________________________________
                                   Name:  Ann Rhoads
                                          ______________________________________
                                   Title: V.P.
                                          ______________________________________

                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED, NEW YORK BRANCH


                                   By:    /s/ John J. Sullivan
                                          ______________________________________
                                   Name:  John J. Sullivan
                                          ______________________________________
                                   Title: Joint General Manager
                                          ______________________________________

                                   THE FIRST NATIONAL BANK OF CHICAGO


                                   By:    /s/ Dixon P. Schultz
                                          ______________________________________
                                   Name:  Dixon P. Schultz
                                          ______________________________________
                                   Title: V.P.
                                          ______________________________________

                                   SOCIETE GENERALE, SOUTHWEST AGENCY


                                   By:    /s/ James R. Shelton
                                          ______________________________________
                                   Name:  James R. Shelton
                                          ______________________________________
                                   Title: V.P.
                                          ______________________________________

                                   HIBERNIA NATIONAL BANK


                                   By:    /s/ Colleen Smith
                                          ______________________________________
                                   Name:  Colleen Smith
                                          ______________________________________
                                   Title: Assistant V.P.
                                          ______________________________________

                                   COMERICA BANK


                                   By:    /s/ Bradley A. Terryn
                                          ______________________________________
                                   Name:  Bradley A. Terryn
                                          ______________________________________
                                   Title: V.P.
                                          ______________________________________

                                   CIBC, INC.


                                   By:    /s/ Gary C. Gaskill
                                          ______________________________________
                                   Name:  Gary C. Gaskill
                                          ______________________________________
                                   Title: V.P.
                                          ______________________________________

                                   NATIONAL BANK OF CANADA


                                   By:    /s/ David L. Schreiber
                                          ______________________________________
                                   Name:  David L. Schreiber
                                          ______________________________________
                                   Title: Assistant V.P.
                                          ______________________________________



                                   By:    /s/ William Handley
                                          ______________________________________
                                   Name:  William Handley
                                          ______________________________________
                                   Title: V.P.
                                          ______________________________________

        The undersigned hereby consent to execution by STERLING CHEMICALS, INC. of the foregoing First Amendment to Credit Agreement, confirms that the Loan Documents executed by the undersigned apply and shall continue to apply to the Credit Agreement, as amended by the foregoing First Amendment to Credit Agreement and acknowledges that without such consent and confirmation, the Agent and the Banks would not execute the foregoing First Amendment to Credit Agreement.

                                   STERLING CHEMICALS INTERNATIONAL,
                                   INC., a Delaware corporation


                                   By: /s/ Jim P. Wise
                                       _________________________________________
                                       Jim P. Wise, Vice President



                                   STERLING CHEMICALS MARKETING, INC., a
                                   U.S. Virgin Islands corporation


                                   By: /s/ Jim P. Wise
                                       _________________________________________
                                       Jim P. Wise, Vice President



                                   STERLING CANADA, INC.,
                                   a Delaware corporation


                                   By: /s/ Jim P. Wise
                                       _________________________________________
                                       Jim P. Wise, Vice President-Finance
                                       & Treasurer

                                   STERLING PULP CHEMICALS US, INC., a
                                   Delaware corporation


                                   By:    /s/ Jim P. Wise
                                          ______________________________________
                                   Name:  Jim P. Wise
                                          ______________________________________
                                   Title: Vice President - Finance & Treasurer
                                          ______________________________________